UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014
____________________
RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25571 (Commission File Number)	86-0883978 (IRS Employer Identification Number)

5 Hamilton Landing, Suite 160
Novato, California 94949
 (Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (415) 408-6200
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                        Entry into a Material Definitive Agreement.
Note Purchase Agreement
On July 1, 2014, Raptor Pharmaceutical Corp. (the "Company") entered into a Convertible Note Purchase Agreement (the "Purchase Agreement") with HealthCare Royalty Partners II, L.P., HCRP Overflow Fund, L.P., MOLAG Healthcare Royalty, LLC (each a "Holder" and collectively, the "Holders"), and the Guarantors (as defined therein).  Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Holders $60 million aggregate principal amount of 8.0% Convertible Senior Notes due 2019 (the "Notes"), subject to customary closing conditions.  The Company will sell the Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act").  The Notes and the underlying shares of the Company's common stock (the "Common Stock") issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
The Notes will bear interest at a rate of 8.0% per year payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning September 30, 2014.  The Notes will mature on August 1, 2019, unless earlier converted, redeemed or repurchased.  The Notes will constitute a general, senior unsubordinated and unsecured obligation of the Company and will be guaranteed by certain subsidiaries of the Company.
The Holders may convert their Notes at their option on any day prior to the close of business on the business day immediately preceding August 1, 2019 into shares of Common Stock, provided that any portion of such principal amount that a Holder elects to convert is equal to $1,000 or an integral multiple of $1,000 in excess thereof.  The initial conversion rate is 57.14 shares of Common Stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of $17.50, and is subject to adjustment in certain events described in the Purchase Agreement.  In addition, the Notes will automatically convert into shares of Common Stock if the price of the Common Stock is at or above 175% of the applicable conversion price over a 30 consecutive day period.  Any payment of the principal amount of the Notes will be subject to a 10% payment premium.
The foregoing description is only a summary and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Amended and Restated Loan Agreement
On July 1, 2014, the Company also entered into an amended and restated loan agreement (the "Amended and Restated Loan Agreement") with HealthCare Royalty Partners II, L.P., as lender (the "Lender"), which revises the terms of the loan agreement (the "Loan Agreement"), dated as of December 20, 2012, between the Company and the Lender, and also provides for an additional $10 million in term loan funding, which will be available, subject to customary conditions including no event of default existing, on July 23, 2014.  The base interest rate has been revised to an annual fixed rate of 8.0%, compared to the original interest rate of 10.75%.  The variable royalty rate under the Amended and Restated Loan Agreement has been consolidated and revised to 8.0% on the first $50 million of revenue from the original two-tier rate of 12.25% on the first $25 million and 6.0% on the second $25 million of revenue.  A variable royalty rate of 2.0% applies to all revenue greater than $50 million per year.  All term loans under the Amended and Restated Loan Agreement mature on March 31, 2020.  All obligations owed under the Amended and Restated Loan Agreement will continue to be secured by substantially all of the assets of the Company.
The description of the Amended and Restated Loan Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Loan Agreement, a copy of which will be filed with the Company's quarterly report on Form 10-Q for the quarter ending November 30, 2014.  Portions of the Amended and Restated Loan Agreement may be subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.  Any omitted material will be included in the request for confidential treatment.
Item 2.03                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.
Item 3.02                                        Unregistered Sales of Equity Securities.
As described in Item 1.01, which is incorporated herein by reference, on July 1, 2014, the Company agreed to issue and sell $60 million aggregate principal amount of Notes to the Holders in a private placement pursuant to exemptions from the registration requirements of the Securities Act.  The Company will sell the Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.  The Notes and Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  When issued, the Notes will be convertible into shares of the Company's Common Stock, as described in this Current Report on Form 8-K.
Item 8.01                                        Other Events.
On July 1, 2014, the Company issued a press release titled "Raptor Pharmaceutical Enters into $70 Million Financing Transaction and New Loan Agreement with HealthCare Royalty Partners."  This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01                                        Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Exhibit Description
10.1
Convertible Note Purchase Agreement, dated as of July 1, 2014, among Raptor Pharmaceutical Corp., as Issuer, HealthCare Royalty Partners II, L.P., HCRP Overflow Fund, L.P. and MOLAG Healthcare Royalty, LLC, each as Holder, and the Guarantors party thereto.

99.1	Press Release, dated July 1, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2014	RAPTOR PHARMACEUTICAL CORP.

By:              /s/ Georgia Erbez
Name:  Georgia Erbez
Title: Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description
10.1
Convertible Note Purchase Agreement, dated as of July 1, 2014, among Raptor Pharmaceutical Corp., as Issuer, HealthCare Royalty Partners II, L.P., HCRP Overflow Fund, L.P. and MOLAG Healthcare Royalty, LLC, each as Holder, and the Guarantors party thereto.

99.1	Press Release, dated July 1, 2014.